UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

Ultra Clean Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50646	61-1430858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26462 Corporate Avenue
Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 576-4400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	UCTT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On February 26, 2026, in connection with the pricing of the Notes described under Item 8.01 of this Current Report on Form 8-K, Ultra Clean Holdings, Inc. (the “Company”), Barclays Bank PLC, as administrative agent, and the revolving lenders party thereto, entered into that certain Ninth Amendment dated as of February 26, 2026 (the “Ninth Amendment”) to the Credit Agreement dated as of August 27, 2018, by and among the Company, as parent borrower, Barclays Bank PLC, as administrative agent, and the lenders and other parties thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Pursuant to the Ninth Amendment, the Credit Agreement was amended to, among other things, increase the maximum permitted “Consolidated Total Gross Leverage Ratio” financial maintenance covenant described in the Credit Agreement (which covenant is only applicable to the revolving credit facility thereunder) to 6.00 to 1.00 (the “Financial Covenant Adjustment”). The Financial Covenant Adjustment will only apply to the fiscal periods ending on or about March 31, 2026 and June 30, 2026, in each case subject to the terms and conditions set forth in the Ninth Amendment. A copy of the Ninth Amendment will be filed as an exhibit to the Company’s Quarterly Report for the quarter ended March 27, 2026.

Item 8.01. Other Events.

On February 26, 2026, the Company issued a press release relating to the pricing of its offering of 0.00% Convertible Senior Notes due 2031 (the “Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Neither this Current Report on Form 8-K nor the press release attached as Exhibit 99.1 to this Current Report on Form 8-K constitutes an offer to sell, or the solicitation of an offer to buy, the Notes or shares of the Company’s common stock, if any, issuable upon conversion of the Notes.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
99.1	Press release of Ultra Clean Holdings, Inc., dated February 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	February 26, 2026	By:	/s/ Paul Y. Cho
			Name:	Paul Y. Cho
			Title:	General Counsel and Corporate Secretary